                                                                 EXHIBIT 10.33.1
                                 THIRD AMENDMENT
                                TO LOAN AGREEMENT

        THIS THIRD AMENDMENT TO LOAN AGREEMENT, made as of this 29th day of October, 1999 (the "Amendment") by and among VOICESTREAM PCS HOLDING LLC, a Delaware limited liability company, as successor-in-interest to WESTERN PCS HOLDING CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages thereto (collectively, together with other financial institutions which have become party thereto, the "Lenders"), TD Securities (USA) Inc., Banc of America Securities LLC (f/k/a NationsBanc Montgomery Securities LLC), Barclays Capital, J.P. Morgan Securities Inc., and Chase Securities Inc., as arranging agents (collectively, the "Arranging Agents"), J. P. Morgan Securities Inc., as documentation agent (the "Documentation Agent"), Banc of America Securities LLC (f/k/a NationsBanc Montgomery Securities LLC) and Chase Securities Inc., as co-syndication agents (the "Co-Syndication Agents"), and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent"),

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Lenders, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent are parties to that certain Loan Agreement dated as of June 26, 1998, as amended by its First Amendment dated as of November 25, 1998, and by its Second Amendment to Loan Agreement dated as of April 27, 1999 (as amended, the "Loan Agreement"); and

        WHEREAS, the Borrower has requested that the Administrative Agent, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Lenders agree to amend the Loan Agreement as more fully set forth herein;

        NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

        1. Amendments to Article 1.

               (a) Article 1 to the Loan Agreement, Definitions, shall be amended by adding the following definitions in appropriate alphabetical order:

                "Aerial" shall mean Aerial Communications, Inc., a Delaware corporation.

                "Aerial Acquisition" shall mean the Acquisition of Aerial by the Borrower pursuant to the terms and conditions of the Aerial Acquisition Documents.

                "Aerial Acquisition Documents" shall mean the Agreement and Plan of Reorganization dated as of September 17, 1999, by and among VoiceStream, Aerial, Telephone and Data Systems, Inc., and the other parties thereto, together with all schedules and exhibits thereto and all documents executed in connection therewith.

                "Omnipoint" shall mean Omnipoint Corporation, a Delaware corporation.

                "Omnipoint Acquisition" shall mean the Acquisition of Omnipoint by the Borrower pursuant to the terms and conditions of the Omnipoint Merger Agreement.

                "Omnipoint Merger Agreement" shall mean the Agreement and Plan of Reorganization dated as of June 23, 1999, by and among VoiceStream, Omnipoint and the other parties thereto, together with all schedules and exhibits thereto and all documents executed in connection therewith.

                "'Third Amendment Date' shall mean October 29, 1999."

               (b) Article 1 to the Loan Agreement, Definitions, shall be further amended by deleting the definition of "Escrowed Interest Amount".

               (c) Article 1 to the Loan Agreement, Definitions, shall be further amended by deleting the existing definition of "Borrower," and by substituting the following in lieu thereof:

                "'Borrower' shall mean VoiceStream PCS Holding LLC, a Delaware limited liability company, as successor-in-interest to Western PCS Holding Corporation, a Delaware corporation."

               (d) Article 1 to the Loan Agreement, Definitions, shall be further amended by deleting the existing definition of "Subordinated Debt," and by substituting the following in lieu thereof:

                "'Subordinated Debt' shall mean up to $1,500,000,000 in Net Proceeds of structurally subordinated Indebtedness for Money Borrowed issued by VoiceStream, which shall be unsecured with respect to VoiceStream, the Borrower and the Restricted Subsidiaries of the Borrower, and shall be further subject to the following: (i) the Borrower shall, in a certificate provided on any date of its receipt of the Net Proceeds of such structurally subordinated Indebtedness for Money Borrowed, demonstrate its projected pro forma compliance (giving effect to the incurrence of such structurally subordinated Indebtedness for Money Borrowed) with the applicable Financial Covenants;

        (ii) the final maturity of such structurally subordinated Indebtedness for Money Borrowed must be at least one year and one day after the Final Maturity Date; and (iii) such structurally subordinated Indebtedness for Money Borrowed shall contain no covenants or provisions take as a whole more restrictive on the Borrower and its Restricted Subsidiaries than those contained herein; provided, however, notwithstanding anything to the contrary contained in the foregoing, Subordinated Debt shall also include any structurally subordinated Indebtedness for Money Borrowed issued by VoiceStream, having a maturity date of less than one (1) year from the issuance thereof and requiring that repayment of such structurally subordinated Indebtedness for Money Borrowed may only be made from the Net Proceeds of structurally subordinated Indebtedness for Money Borrowed otherwise meeting the definition of Subordinated Debt."

               (e) Article 1 to the Loan Agreement, Definitions, shall be further amended by deleting the existing definition of "Total Debt" and by substituting the following in lieu thereof:

                "'Total Debt' shall mean for VoiceStream, the Borrower and the Borrower's Restricted Subsidiaries, on a consolidated basis, the sum (without duplication) of their Indebtedness for Money Borrowed."

        2. Amendment to Article 2. Article 2 of the Loan Agreement, Loans, shall be amended by adding the following new Section 2.15, Subordinated Debt, at the end thereof:

               "Section 2.15 Subordinated Debt. In addition to the scheduled repayments provided for in Section 2.4 hereof and the mandatory prepayments provided for in Section 2.8 hereof, in the event that the neither the Omnipoint Acquisition nor the Aerial Acquisition shall have been consummated on or before June 30, 2000, an amount equal to the excess, if any, of the aggregate amount of Net Proceeds received by VoiceStream after the Third Amendment Date from its incurrence of any Subordinated Debt in excess of $1,000,000,000 shall be used to permanently prepay the outstanding principal amount of the Loans and permanently reduce the Commitments. Amounts prepaid pursuant to this
        Section 2.15 shall be applied to the repayment schedule set forth in
        Section 2.4(a) and Section 2.4(b) hereof in inverse order of maturity and shall be allocated pro rata among the Revolving Loan Commitment and the outstanding principal balance of the Term Loans. Notwithstanding anything to the contrary contained in this Agreement, any amendment or waiver of this Section 2.15 shall require only the consent or approval of the Majority Lenders."

        3. Amendment to Section 5.9. Section 5.9 of the Loan Agreement, Use of Proceeds, shall be amended by adding the following clause (v) at the end of the first sentence thereof:

        "(v) to make Restricted Payments to VoiceStream, to the extent permitted under Section 7.7 hereof, to permit VoiceStream to make scheduled payments of interest on Subordinated Debt"

        4. Amendments to Section 7.6. Section 7.6(d), Dollar Limitations on Acquisitions and Investments, is hereby deleted in its entirety and the following substituted therefor:

               "(d) Dollar Limitations on Acquisitions and Investments. The aggregate amount of Investments and Acquisitions permitted pursuant to
        Section 7.6(b) and Section 7.6(c) during the period from the Third Amendment Date through the Final Maturity Date shall be $500,000,000, plus any amounts payable pursuant to the Omnipoint Merger Agreement."

        5. Amendment to Section 7.7. Section 7.7, Restricted Payments and Purchases, shall be amended by deleting clause (a) thereof and by substituting the following therefor:

        "(a) the Borrower may make Restricted Payments to VoiceStream to permit VoiceStream (i) to make scheduled payments of interest on (A) Subordinated Debt to the extent the Net Proceeds of such Subordinated Debt were Invested in the Borrower and its Restricted Subsidiaries, and
        (B) any portion of Subordinated Debt, in excess of the amount of Subordinated Debt Invested in the Borrower and its Restricted Subsidiaries, which is allocable to interest that accrued on and was added to the principal amount of the Subordinated Debt Invested in the Borrower and its Restricted Subsidiaries, and (ii) to repay any Subordinated Debt permitted to be incurred pursuant to the proviso in the definition of "Subordinated Debt" to the extent the Net Proceeds of such Subordinated Debt were Invested in the Borrower and its Restricted Subsidiaries and to the extent that Net Proceeds of Subordinated Debt refinancing such Subordinated Debt have been Invested in the Borrower and its Restricted Subsidiaries; . . ."

        6. Amendment to Section 7.9. Section 7.9, Stage One - Ratio of Total Debt to Contributed Capital, shall be amended by deleting "sixty percent (60%)" in the sixth line thereof and by substituting "seventy percent (70%)" therefor.

        7. Amendment to Section 7.11. Section 7.11, Stage One - Maximum Capital Expenditures, shall be amended by deleting the maximum amount applicable to the fiscal year ending December 31, 1999, of "$100,000,000" and by substituting "$250,000,000" therefor; provided, however, that the Capital Expenditures limitation for 2000 and subsequent years may not be increased by the carrying forward of any unused Capital Expenditures from 1999.

        8. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect.
        9. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Administrative Agent on behalf of the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Lenders as follows:

               (i) Each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct as of the date hereof;

               (ii) The Borrower has the corporate power and authority (A) to enter into this Amendment and (B) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

               (iii) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories, and the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

               (iv) The execution and delivery of this Amendment and performance by the Borrower of its Obligations under the Loan Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained and are not and will not be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower or the provision of any Applicable Law or any material indenture, agreement or other instrument, to which the Borrower or any Subsidiary is party or by which their respective assets or properties are bound or affected.

        10. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the prior fulfillment of each of the following conditions:

               (i) the truth and accuracy of the representations and warranties contained in Section 9 hereof;

               (ii) the receipt by the Administrative Agent of duly executed counterparts of this Amendment signed by each of the Borrower, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent, the Administrative Agent, and the Required Lenders; and

               (iii) the receipt by the Administrative Agent, the Arranging Agents, the Co-Syndication Agents, the Documentation Agent and the Lenders of any other documents which any of them may reasonably request, certified by an appropriate governmental official or officer of the Borrower if so requested.

        11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

        12. Law of Contract. THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE INTERNAL LAWS OF THE STATE OF NEW YORK WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF NEW YORK, AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.

        13. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 10 above, this Amendment shall be effective as of the date first set forth above.

        14. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.


                         [SIGNATURES ON FOLLOWING PAGES]

        IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written.


BORROWER:                          VOICESTREAM PCS HOLDING LLC,
                                   A DELAWARE LIMITED LIABILITY COMPANY


                                   By:    /s/  Cregg Baumbaugh
                                      -----------------------------------------
                                   Name:          Cregg Baumbaugh
                                        ---------------------------------------
                                   Title:  Executive Vice President
                                         --------------------------------------


                                   Attest:      /s/ Alan R. Bender
                                          -------------------------------------
                                   Title:         Executive Vice President
                                         --------------------------------------


ADMINISTRATIVE AGENT:              TORONTO DOMINION (TEXAS), INC.


                                   By:         /s/ K. Burleson
                                      -----------------------------------------
                                   Name:          K. Burleson
                                        ---------------------------------------
                                   Title:         VP
                                         --------------------------------------


ARRANGING AGENTS:                  TD SECURITIES (USA) INC.


                                   By:         /s/ M. Bernadette Collins
                                      -----------------------------------------
                                   Name:       M. Bernadette Collins
                                        ---------------------------------------
                                   Title:         VP & Director
                                        ---------------------------------------


                                   BANK OF AMERICA SECURITIES LLC
                                   (f/k/a NationsBanc Montgomery Securities LLC)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 1

                                    BARCLAYS CAPITAL


                                    By:            /s/ Timothy C. Harrington
                                       -----------------------------------------
                                    Name:          Timothy C. Harrington
                                         ---------------------------------------
                                    Title:         Director
                                          --------------------------------------


                                    J.P. MORGAN SECURITIES INC.


                                    By:            /s/
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CHASE SECURITIES INC.


                                    By:            /s/ James L. Stone
                                       -----------------------------------------
                                    Name:          James L. Stone
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------

DOCUMENTATION
AGENT:                              J.P. MORGAN SECURITIES INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

CO-SYNDICATION
AGENTS:                             CHASE SECURITIES INC.


                                    By:            /s/ James L. Stone
                                       -----------------------------------------
                                    Name:          James L. Stone
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------


THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 2

                                   BANK OF AMERICA SECURITIES LLC
                                   (f/k/a NationsBanc Montgomery Securities LLC)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


MANAGING AGENTS:                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:            /s/ Mark D. Thorsheim
                                      -----------------------------------------
                                   Name:          Mark D. Thorsheim
                                        ---------------------------------------
                                   Title:         Vice President
                                         --------------------------------------


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                   By:            /s/ Stephen B. King
                                      -----------------------------------------
                                   Name:          Stephen B. King
                                        ---------------------------------------
                                   Title:         authorized signatory
                                         --------------------------------------


                                   SOCIETE GENERALE


                                   By:            /s/ Robert G. Robin
                                      -----------------------------------------
                                   Name:          Robert G. Robin
                                        ---------------------------------------
                                   Title:         Vice President
                                         --------------------------------------


THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 3

CO-AGENTS:                          THE BANK OF NEW YORK


                                    By:            /s/ Gerry Granovsky
                                       -----------------------------------------
                                    Name:          Gerry Granovsky
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    THE BANK OF NOVA SCOTIA


                                    By:            /s/ Vincent J. Fitzgerald
                                       -----------------------------------------
                                    Name:          Vincent J. Fitzgerald
                                         ---------------------------------------
                                    Title:         authorized signatory
                                          --------------------------------------


                                    PNC BANK NATIONAL ASSOCIATION


                                    By:            /s/ Thomas A. Coates
                                       -----------------------------------------
                                    Name:          Thomas A. Coates
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH


                                    By:            /s/ Alan E. McLintock
                                       -----------------------------------------
                                    Name:          Alan E. McLintock
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    By:            /s/ W. Jeffrey Vollack
                                       -----------------------------------------
                                    Name:          W. Jeffrey Vollack
                                         ---------------------------------------
                                    Title:  Senior Vice President/Senior
                                            Credit Officer
                                          --------------------------------------


THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 4

                                    PARIBAS, LOS ANGELES BRANCH


                                    By:            /s/ Darlynn Ernst Kitcher
                                       -----------------------------------------
                                    Name:          Darlynn Ernst Kitcher
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    By:            /s/ Thomas G. Brandt
                                       -----------------------------------------
                                    Name:          Thomas G. Brandt
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------


LENDERS:                            TORONTO DOMINION (TEXAS), INC.


                                    By:            /s/ K. Burleson
                                       -----------------------------------------
                                    Name:          Kimberly Burleson
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    BANK OF AMERICA, N.A. (F/K/A
                                    NATIONSBANK, N.A.) (AS ITSELF AND AS
                                    SUCCESSOR IN INTEREST TO BANK OF
                                    BANK OF AMERICA NATIONAL TRUST &
                                    SAVINGS ASSOCIATION)


                                    By:            /s/ Darrick C. Bell
                                       -----------------------------------------
                                    Name:          Darrick C. Bell
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    BARCLAYS BANK, PLC


                                    By:            /s/ Timothy C. Harrington
                                       -----------------------------------------
                                    Name:          Timothy C. Harrington
                                         ---------------------------------------
                                    Title:         Director
                                          --------------------------------------


                                    MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 5

                                    THE CHASE MANHATTAN BANK


                                    By:            /s/ John J. Huber III
                                       -----------------------------------------
                                    Name:          John J. Huber III
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:            /s/ Mark D. Thorsheim
                                       -----------------------------------------
                                    Name:          Mark D. Thorsheim
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    By:            /s/ Mark E. Mylon
                                       -----------------------------------------
                                    Name:          Mark E. Mylon
                                         ---------------------------------------
                                    Title:         Manager - Operations
                                          --------------------------------------


                                    GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                    By:            /s/ Stephen B. King
                                       -----------------------------------------
                                    Name:          Stephen B. King
                                         ---------------------------------------
                                    Title:         authorized signatory
                                          --------------------------------------

                                    SOCIETE GENERALE


                                    By:            /s/ Robert G. Robin
                                       -----------------------------------------
                                    Name:          Robert G. Robin
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    THE BANK OF NEW YORK


                                    By:            /s/ Gerry Granovsky
                                       -----------------------------------------
                                    Name:          Gerry Granovsky
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 6

                                    THE BANK OF NOVA SCOTIA


                                    By:            /s/ Vincent J. Fitzgerald
                                       -----------------------------------------
                                    Name:          Vincent J. Fitzgerald
                                         ---------------------------------------
                                    Title:         authorized signatory
                                          --------------------------------------


                                    PNC BANK NATIONAL ASSOCIATION


                                    By:            /s/ Thomas A. Coates
                                       -----------------------------------------
                                    Name:          Thomas A. Coates
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH


                                    By:            /s/ Alan E. McLintock
                                       -----------------------------------------
                                    Name:          Alan E. McLintock
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    By:            /s/ W. Jeffrey Vollack
                                       -----------------------------------------
                                    Name:          W. Jeffrey Vollack
                                         ---------------------------------------
                                    Title: Sr. Credit Officer/Sr. Vice President
                                          --------------------------------------

                           PARIBAS, LOS ANGELES BRANCH


                                    By:            /s/ Darlynn Ernst Kitcher
                                       -----------------------------------------
                                    Name:          Darlynn Ernst Kitcher
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    By:            /s/ Thomas G. Brandt
                                       -----------------------------------------
                                    Name:          Thomas G. Brandt
                                         ---------------------------------------
                                    Title:         Managing Director
                                          --------------------------------------


THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 7

                                    FIRST UNION NATIONAL BANK


                                    By:            /s/ Jon W. Peterson
                                       -----------------------------------------
                                    Name:          Jon W. Peterson
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    CIBC INC.


                                    By:            /s/ Colleen Roux
                                       -----------------------------------------
                                    Name:          Colleen Roux
                                         ---------------------------------------
                                    Title:         Executive Director
                                          --------------------------------------
                                            CIBC World Markets Corp., as agent
                                    --------------------------------------------

                                    THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                    By:            /s/ J. E. Palmer
                                       -----------------------------------------
                                    Name:          J. E. Palmer
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------


                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES


                                    By:            /s/ Jane A. Majeski
                                       -----------------------------------------
                                    Name:          Jane A. Majeski
                                         ---------------------------------------
                                    Title:         First Vice President
                                          --------------------------------------


                                    By:            /s/ Constance Loosemore
                                       -----------------------------------------
                                    Name:          Constance Loosemore
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------

THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 8

                                    EXPORT DEVELOPMENT CORPORATION


                                    By:            /s/ Lynda Bernst
                                       -----------------------------------------
                                    Name:          Lynda Bernst
                                         ---------------------------------------
                                    Title:         Asset Management
                                          --------------------------------------


                                    By:            /s/ John Balint
                                       -----------------------------------------
                                    Name:          John Balint
                                         ---------------------------------------
                                    Title:         Asset Management
                                          --------------------------------------


                                    FLEET NATIONAL BANK


                                    By:            /s/ Arthur Torrey
                                       -----------------------------------------
                                    Name:          Arthur Torrey
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------


                                    FREMONT FINANCIAL CORPORATION


                                    By:            /s/ Kannika Viravan
                                       -----------------------------------------
                                    Name:          Kannika Viravan
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    THE ROYAL BANK OF SCOTLAND PLC


                                    By:            /s/ Karen L. Stefancic
                                       -----------------------------------------
                                    Name:          Karen L. Stefancic
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 9

                          SKANDINAVISKA ENSKILDA BANKEN
                                       NEW YORK BRANCH


                                    By:            /s/ E. Montemurro
                                       -----------------------------------------
                                    Name:          E. Montemurro
                                         ---------------------------------------
                                    Title:         VP
                                          --------------------------------------


                                    By:            /s/ Lars Nyborn
                                       -----------------------------------------
                                    Name:          Lars Nyborn
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------

                                    STB DELAWARE FUNDING TRUST I


                                    By:            /s/ Donald C. Hargadon
                                       -----------------------------------------
                                    Name:          Donald C. Hargadon
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------


                                    SUMITOMO BANK, LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANK OF MONTREAL


                                    By:
                                       -----------------------------------------
                                    Name:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:            /s/ Thomas G. Gunder
                                       -----------------------------------------
                                    Name:          Thomas G. Gunder
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 10

                                    KZH CNC LLC


                                    By:            /s/ James J. Fevola
                                       -----------------------------------------
                                    Name:          James J. Fevola
                                         ---------------------------------------
                                    Title:         authorized agent
                                          --------------------------------------


                                    KZH CYPRESSTREE-1 LLC


                                    By:            /s/ James J. Fevola
                                       -----------------------------------------
                                    Name:          James J. Fevola
                                         ---------------------------------------
                                    Title:         authorized agent
                                          --------------------------------------


                                    SENIOR HIGH INCOME PORTFOLIO, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERRILL LYNCH SENIOR FLOATING
                                       RATE FUND, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    KZH ING-2 LLC


                                    By:            /s/ James J. Fevola
                                       -----------------------------------------
                                    Name:          James J. Fevola
                                         ---------------------------------------
                                    Title:         authorized agent
                                          --------------------------------------



THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 11

                                    OCTAGON LOAN TRUST
                                       BY: OCTAGON CREDIT INVESTORS AS MANAGER


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    KZH SOLEIL-2 LLC


                                    By:            /s/ James J. Fevola
                                       -----------------------------------------
                                    Name:          James J. Fevola
                                         ---------------------------------------
                                    Title:         authorized agent
                                          --------------------------------------


                                    VAN KAMPEN AMERICAN CAPITAL
                                    SENIOR INCOME TRUST


                                    By:            /s/ D. J. McDonald
                                       -----------------------------------------
                                    Name:          D. J. McDonald
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:            /s/ Stender E. Sweeney
                                       -----------------------------------------
                                    Name:          Stender E. Sweeney
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------


                                    CYPRESSTREE INVESTMENT FUND, LLC
                                    By: CypressTree Investment Management
                                    Company, Inc. its Managing Member


                                    By:            /s/ Jonathan D. Sharkey
                                       -----------------------------------------
                                    Name:          Jonathan D. Sharkey
                                         ---------------------------------------
                                    Title:         Principal
                                          --------------------------------------

THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 12

                                    CYPRESSTREE INVESTMENT
                                    MANAGEMENT COMPANY, INC.
                                    AS: ATTORNEY-IN-FACT AND ON BEHALF OF
                                    FIRST ALLMERICA FINANCIAL LIFE
                                    INSURANCE COMPANY AS PORTFOLIO MANAGER


                                    By:            /s/ Jonathan D. Sharkey
                                       -----------------------------------------
                                    Name:          Jonathan D. Sharkey
                                       -----------------------------------------
                                    Title:         Principal
                                       -----------------------------------------


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By: Merrill Lynch Asset Management, L.P., as
                                    Investment Advisor

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    OXFORD STRATEGIC INCOME FUND
                                    By: Eaton Vance Management
                                    As Investment Advisor

                                    By:            /s/ Payson F. Swaffield
                                       -----------------------------------------
                                    Name:          Payson F. Swaffield
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    MOUNTAIN CAPITAL CLO I, LTD.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 13

                                    SENIOR DEBT PORTFOLIO
                                    By:  Boston Management and Research, as
                                    Investment Advisor


                                    By:            /s/ Payson F. Swaffield
                                       -----------------------------------------
                                    Name:          Payson F. Swaffield
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    STEIN ROE & FARNHAM INCORPORATED,
                                    as agent for Keyport Life Insurance Company


                                    By:            /s/ Brian W. Good
                                       -----------------------------------------
                                    Name:          Brian W. Good
                                         ---------------------------------------
                                    Title:         Vice President,
                                          --------------------------------------
                                    Stein Roe & Farnham Incorporated,
                                    --------------------------------------------
                                    as Advisor to the Stein Roa Floating Rate
                                    --------------------------------------------
                                    Limited Liability Company
                                    --------------------------------------------


                                    PILGRIM AMERICA PRIME RATE TRUST
                                    By:  Pilgrim America Investments, Inc., as
                                    Investment Manager


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    PACIFICA PARTNERS I, L.P.


                                    By:            /s/ Sean R. Walker
                                       -----------------------------------------
                                    Name:          Sean R. Walker
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 14

                                    BALANCED HIGH YIELD FUND I LTD.
                                    By: BHF (USA) Capital Corporation
                                    acting as attorney-in-fact


                                    By:            /s/ Michael Pellerito
                                       -----------------------------------------
                                    Name:          Michael Pellerito
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------


                                    By:            /s/ Dan Dobrjanskyi
                                       -----------------------------------------
                                    Name:          Dan Dobrjanskyi
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------

                                    PAM CAPITAL FUNDING, LP
                                    By:  Highland Capital Management, L.P., as
                                    Collateral Manager


                                    By:            /s/ Mark K. Okada
                                       -----------------------------------------
                                    Name:          Mark K. Okada CFA
                                         ---------------------------------------
                                    Title:         Executive Vice President
                                          --------------------------------------
                                            Highland Capital Management L.P.
                                    --------------------------------------------


                                    EATON VANCE SENIOR INCOME TRUST
                                    By: Eaton Vance Management, as Investment
                                    Advisor


                                    By:            /s/ Payson F. Swaffield
                                       -----------------------------------------
                                    Name:          Payson F. Swaffield
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------

                                    BHF (USA) CAPITAL CORPORATION


                                    By:            /s/ Michael Pellerito
                                       -----------------------------------------
                                    Name:          Michael Pellerito
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------


                                    By:            /s/ Dan Dobrjanskyi
                                       -----------------------------------------
                                    Name:          Dan Dobrjanskyi
                                         ---------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------

THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 15

                                    CAPTIVA III FINANCE LTD.


                                    By:            /s/ John H. Cullinane
                                       -----------------------------------------
                                    Name:          John H. Cullinane
                                         ---------------------------------------
                                    Title:         Director
                                          --------------------------------------


                                    MORGAN STANLEY SENIOR FUNDING, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                                    BY: CYPRESSTREE INVESTMENT MANAGEMENT
                                        COMPANY, INC., AS PORTFOLIO MANAGER


                                    By:            /s/ Jonathan D. Sharkey
                                       -----------------------------------------
                                    Name:          Jonathan D. Sharkey
                                         ---------------------------------------
                                    Title:         Principal
                                          --------------------------------------

                                    KZH HIGHLAND-2, LLC


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FLOATING RATE PORTFOLIO

                                    BY: INVESCO SENIOR SECURED MANAGEMENT,
                                        INC. AS ATTORNEY IN FACT


                                    By:            /s/ Gregory Stoeckle
                                       -----------------------------------------
                                    Name:          Gregory Stoeckle
                                         ---------------------------------------
                                    Title:         authorized signatory
                                          --------------------------------------

THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 16

                                    ATHENA CDO, LTD.

                                    BY: PACIFIC INVESTMENT MANAGEMENT
                                        COMPANY, AS ITS INVESTMENT ADVISOR


                                    By:            /s/ Mohan V. Phansalkar
                                       -----------------------------------------
                                    Name:          Mohan V. Phansalkar
                                         ---------------------------------------
                                    Title:         Senior Vice President
                                          --------------------------------------



                                    SRV-HIGHLAND, INC.


                                    By:            /s/ Kelly C. Walker
                                       -----------------------------------------
                                    Name:          Kelly C. Walker
                                         ---------------------------------------
                                    Title:         Vice President
                                          --------------------------------------


                                    MOUNTAIN CAPITAL CLO I, LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

THIRD AMENDMENT TO VOICESTREAM LOAN AGREEMENT
Signature Page 17